UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                October 21, 2008
                      AMERICAN BANCORP OF NEW JERSEY, INC.
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             (Exact name of registrant as specified in its charter)

      New Jersey                        0-51500                 55-0897507
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(State or other jurisdiction      (Commission file number)   (I.R.S. Employer
of incorporation or organization)                         Identification Number)

                 365 Broad Street, Bloomfield, New Jersey 07003
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                    (Address of Principal Executive Offices)


                                 (973) 748-3600
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.
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     American  Bancorp of New Jersey,  Inc.  (the  "Company")  acknowledges  the filing of a Form 4 with the Securities and Exchange Commission by James H. Ward, III, Vice Chairman of the Board of Directors of the Company, with respect to the sale of 11,935 shares of Company common stock. The Company has been advised by Mr. Ward that the shares had been pledged as collateral for a loan and were sold by Mr. Ward's broker, pursuant to the terms of his margin account.

     The Company has been advised by Mr. Ward that the account from which these shares of Company common stock were pledged had a total of 41,108 shares of Company common stock with an approximate market value of $371,000. The sale of the shares repaid all of Mr. Ward's margin loan which had a total outstanding balance of approximately $107,000. The Company notes that after giving effect to the sale of these shares, Mr. Ward still owns 222,903 shares of Company common stock and has options to purchase 76,055 shares of Company common stock, none of which are subject to any margin agreement.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Not Applicable.

     (d) Exhibits. None


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           American Bancorp of New Jersey, Inc.
                                           (Registrant)


DATE: October 22, 2008           By:      /s/ Eric B. Heyer
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                                          Eric B. Heyer
                                          Senior Vice President and
                                          Chief Financial Officer